SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1ST, 2005


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                       AMERSIN LIFE SCIENCES CORPORATION.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            NEVADA                      0-25553               88-0419476
 (State or other jurisdiction of    (Commission file        (IRS employer
        incorporation)                   number)         identification number)

         410 PARK AVENUE, 15TH FLOOR, NEW YORK, NY             10022
          (Address of principal executive offices)          (Zip code)

          Registrant's telephone, including area code    (604) 881-2899

                                       N/A
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     ELECTION OF DIRECTORS

On March 1st, 2005 the Chairman of the board nominated, and the board of directors voted unanimously to appoint, Mr. (Harry) Zhihao Jin to the board of directors. There is no understanding between Mr. Jin and any other person pursuant to which he was selected as a director. Mr. Jin has not been named, and is currently not under consideration, to serve on any committees. There is no indebtedness or any related party transactions or business relations to be disclosed with respect to Mr. Jin.

A copy of the news release announcing the appointment of Mr. Jin is attached hereto as Exhibit 99.1.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERSIN LIFE SCIENCES CORPORATION.
                                     (Registrant)


DATE: March 1st, 2005

                                     By:  /s/ H. Y. (Reid) Li
                                          -------------------
                                          H. Y. (Reid) Li
                                          President and Chief Executive Officer


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